UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                       SOUTHERN CONNECTICUT BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                       SOUTHERN CONNECTICUT BANCORP, INC.
                                215 Church Street
                          New Haven, Connecticut 06510
                                  ____________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT

                            To Be Held on May 3, 2005
                                   10:00 A.M.

                             ______________________

         Notice is hereby given that the Annual Meeting of Shareholders ("2005 Annual Meeting") of Southern Connecticut Bancorp, Inc. ("Bancorp" or "Company") will be held at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut at 10:00 A.M. on Tuesday, May 3, 2005 for the following purposes:

         (1) To elect four directors, three for a three-year term and one for a two-year term;

         (2) To approve the Southern Connecticut Bancorp, Inc. 2005 Stock Option and Award Plan and to authorize 150,000 shares of Bancorp's common stock for issuance under such plan;

         (3) To ratify the appointment of McGladrey & Pullen, LLP as independent accountants for the year ending December 31, 2005; and

         (4) To transact such other business as properly may be brought before the 2005 Annual Meeting.

         The close of business on March 22, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the 2005 Annual Meeting and at any adjournments thereof.

         Whether or not you expect to be present at the meeting, please mark, date, sign and return the enclosed form of proxy in the stamped and addressed envelope provided. No postage is required. If you desire to vote your shares in person at the meeting, your proxy will not be voted.


                             By Order of the Board of Directors

                             /s/ Joseph V. Ciaburri
                             ----------------------
                             Joseph V. Ciaburri
                             Chairman and Chief Executive Officer

New Haven, Connecticut
April 5, 2005

                       SOUTHERN CONNECTICUT BANCORP, INC.

                                215 Church Street
                          New Haven, Connecticut 06510
                                  _____________

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 3, 2005
                                   10:00 A.M.
                              _____________________

                                  INTRODUCTION

         This Proxy Statement ("Proxy Statement") is being furnished by Southern Connecticut Bancorp, Inc. ("Bancorp" or "Company") in connection with the solicitation by Bancorp's Board of Directors ("Board") of proxies from holders of Bancorp's common stock, $0.01 par value per share ("Common Stock"), to be voted at the Annual Meeting of Shareholders to be held on Tuesday, May 3, 2005 ("2005 Annual Meeting") and at any adjournments thereof. The 2005 Annual Meeting will take place at 10:00 a.m. at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent or given to shareholders is April 5, 2005. In addition to solicitation by mail, directors, officers and certain management employees of Bancorp or its subsidiary, The Bank of Southern Connecticut ("Bank"), may solicit by telephone or in person the return of signed proxies from shareholders without additional remuneration therefor. All expenses associated with the solicitation of proxies will be borne by Bancorp.

         Any proxy given by a shareholder may be revoked at any time before its exercise, and any shareholder who executes and returns a proxy and who attends the 2005 Annual Meeting may withdraw the proxy at any time before it is voted and vote his or her shares in person. A proxy may be revoked by giving notice to the Corporate Secretary of Bancorp in writing (at Bancorp's address indicated above) or in open meeting prior to the taking of a vote.


         Unless so revoked, your proxy will be voted in accordance with your instructions. If you do not specify a choice, your proxy will be voted in favor of the matters set forth in the accompanying Notice of Meeting.

         The record date for determining shareholders entitled to notice of and to vote at the 2005 Annual Meeting and any adjournments thereof has been set as March 22, 2005 ("Record Date"). As of the Record Date, there were 2,797,711 shares of Common Stock outstanding and entitled to vote at the 2005 Annual
Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to the 2005 Annual Meeting. There is no cumulative voting.


         The holders of a majority of the shares of Common Stock outstanding and entitled to vote shall constitute a quorum for the transaction of business at the 2005 Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the 2005 Annual Meeting. Directors are elected by a plurality of votes cast, which means that the four nominees for director with the most votes will be elected whether or not such nominees receive a majority of the votes cast. The approval of the 2005 Stock Option and Award Plan and the ratification of the selection of the independent accountants both require that the votes cast "for" such matter exceed the votes cast "against" such matter.

     Abstentions are not counted as votes "cast" for the purpose of the election of Directors, approval of the 2005 Stock Option and Award Plan or the ratification of the selection of the independent accountants and thus have no effect on any of such agenda items. Shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter and that they have not received voting instructions from the beneficial holder of such shares, are referred to as "Broker Non-Votes." Because brokers have discretion under the rules of the American Stock Exchange to vote on the election of directors and the ratification of the independent accountants without the receipt of instructions from the beneficial owners, there will be no Broker Non-Votes for these two items. Brokers do not have discretionary authority to vote without the receipt of instructions from the beneficial owners with respect to the 2005 Stock Option and Award Plan, but because any resulting Broker Non-Votes do not count as a vote cast on such matter, they will have no effect on the outcome of such matter.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information concerning the security ownership as of January 31, 2005 of the nominees for election to the Board described in this Proxy Statement and of Bancorp's and the Bank's directors and named executive officers. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares. Shares not outstanding but deemed beneficially owned because a person or member of a group has a right to acquire them within 60 days after January 31, 2005 are treated as outstanding only when determining the amount and percent owned by such person or group.


Name and Address of                                  Amount and Nature of                 Percent of Class
Beneficial Owner                                     Beneficial Ownership                       (1)
------------------------------------------     ---------------------------------    -----------------------------

                                        Bancorp Director Nominees
                                        -------------------------

                                                           Class I

Carl R. Borrelli                                          49,464 (2)                           1.76%
     Treasurer
     All Brite Electric, Inc.
     4 Industry Drive Ext.
     P.O. Box 26004
     West Haven, CT 06516

Juan Miguel Salas-Romer                                   83,508 (3)                           2.98%
     President
     Sunrise Financial Group, LLC
     205 Church Street
     New Haven , CT 06510

Alphonse F. Spadaro, Jr.                                  23,815 (4)                             *
     Managing Principal
     Levitsky & Berney, PC
     100 Bradley Road
     Woodbridge, CT 06525
                                                           Class III

Louis A. Lubrano                                           7,150                                 *
     Senior Vice President
     Gilford Securities, Inc.
     850 Third Avenue
     New York, NY 10280


                                       2



                                          Bancorp Incumbent Directors
                                          ---------------------------
                             (All Bancorp directors are also directors of the Bank)

                                                           Class II

Michael M. Ciaburri, President, Chief
Operating Officer of Bancorp and the Bank                 39,640 (5)                           1.40%
     215 Church Street
     New Haven, CT 06510

James S. Brownstein, Esq.
     Kantrovitz & Brownstein, P.C.
     One Bradley Road, Suite 305                          10,222 (6)                             *
     P.O. Box 3557
     Woodbridge, CT 06525

Joshua H. Sandman, Ph.D.
     Vice President
     Deitsch Plastic Co., Inc.                            21,456 (7)                             *
     14 Farwell Street
     West Haven, CT 06516

                                                           Class III

Joseph V. Ciaburri, Chairman and Chief                   114,501 (8)                           3.98%
Executive Officer of Bancorp and the Bank
     215 Church Street
     New Haven, CT 06510

Elmer F. Laydon, Vice Chairman of                        125,805 (9)                           4.46%
Bancorp and the Bank
     President
     Elmer F. Laydon Construction Corp.
     69 Wheeler Street
     New Haven, CT 06512

                                 Bank Directors
                                 --------------

Claire Gaudiani, Ph.D.                                       600                                 *
     Professor
     The George H. Heyman, Jr. Center
     for Philanthropy and Fundraising
     New York University
     New York, NY 10011

Janette J. Parker                                          1,457 (10)                            *
     227 Church Street
     New Haven, CT 06510


                                       3


W. Martyn Philpot, Jr., Esq.                               5,820 (11)                            *
     Law Offices of W. Martyn Philpot,
     Jr.
     409 Orange Street
     New Haven, CT 06511

Alfred J. Ranieri, Jr., MD                                46,332 (12)                          1.65%
     1455 Chapel Street
     New Haven, CT 06511

                             Non-Director Executive Officer of Bancorp and the Bank
                             ------------------------------------------------------

William F. Weaver
Vice President & Chief Financial Officer
of Bancorp and the Bank                                   11,100 (13)                            *
     215 Church Street
     New Haven, CT 06510

All Bancorp directors, director nominees
and the executive officer, as a group
(10 persons)                                             486,661 (14)                         16.42%

____________________________

* Less than 1%.

(1) Percentages are based on total of 2,797,711 shares of Common Stock outstanding on January 31, 2005. For holders of options and warrants exercisable within 60 days after January 31, 2005, the number of shares so exercisable by each holder has been added to the denominator for purposes of calculating such shareholder's percentage ownership.

(2) Includes 5,683 shares of stock held by Mr. Borrelli's spouse, 110 shares held by Mr. Borrelli's daughter, 5,182 shares held by one of Mr. Borrelli's sons, 1,650 shares held by another of Mr. Borrelli's sons, and 5,503 shares held by certain of Mr. Borrelli's grandchildren. Includes 2,762 shares that may be acquired within 60 days by the exercise of warrants and 4,833 shares that may be acquired within 60 days by the exercise of options.

(3) Includes 83,508 shares of stock held of record by a closely-held limited liability company of which a family trust holds an 86% controlling interest. Mr. Salas-Romer is the trustee of the family trust and one of three directors of the limited liability company, and accordingly, Mr. Salas-Romer shares voting power and investment power with respect to such shares.

(4) Includes 4,355 shares of stock that may be acquired within 60 days by the exercise of warrants and 2,592 shares that may be acquired within 60 days by the exercise of options.

(5) Includes 28,600 shares of stock that may be acquired within 60 days by the exercise of options.

(6) Includes 1,150 shares of stock held by one of Mr. Brownstein's daughters, 1,150 shares of stock held by another of Mr. Brownstein's daughters, and 1,150 shares of stock held in trust by Mr. Brownstein's spouse for the benefit of a minor child. Includes 1,650 shares that may be acquired within 60 days by the exercise of warrants and 1,222 shares that may be acquired within 60 days by the exercise of options.

(7) Includes an aggregate of 7,750 shares of stock held by Mr. Sandman's children, as well as 4,070 shares of stock held by the Sandman Family Trust, LLC, of which Mr. Sandman and his spouse are principals. Includes 6,188 shares that may be acquired within 60 days by the exercise of warrants and 3,443 shares that may be acquired within 60 days by the exercise of options.

(8) Includes 77,000 shares of stock that may be acquired within 60 days by the exercise of options.

(9) Includes 14,323 shares of stock that may be acquired within 60 days by the exercise of warrants and 10,186 shares that may be acquired within 60 days by the exercise of options.

(10) Includes 165 shares of stock that may be acquired within 60 days by the exercise of warrants and 632 shares that may be acquired within 60 days by the exercise of options.

(11) Includes 917 shares of stock that may be acquired within 60 days by the exercise of warrants and 737 shares that may be acquired within 60 days by the exercise of options.

(12) Includes 6,188 shares of stock that may be acquired within 60 days by the exercise of warrants and 6,154 shares that may be acquired within 60 days by the exercise of options.

(13) Includes 8,800 shares of stock that may be acquired within 60 days by the exercise of options.

(14) Includes 29,278 shares of stock that may be acquired within 60 days by the exercise of warrants and 136,676 shares that may be acquired within 60 days by the exercise of options.


         The following table sets forth certain information concerning those persons known to Bancorp who own more than five percent of Bancorp's Common
Stock:


                                                           Amount and Nature of Beneficial        Percent of Class
Name and Address of Beneficial Owner                                  Ownership                          (1)
------------------------------------------------------     ---------------------------------    ----------------------
Wellington Management Company, LLP                                   250,000 (2)                        8.94%
75 State Street
Boston, MA 02109

SuNOVA Capital, L.P.
780 Third Avenue                                                     182,500 (3)                        6.52%
New York, New York 10017
____________________________


(1) Percent of class beneficially owned is based on an aggregate of 2,797,711 shares of Bancorp's Common Stock outstanding as of January 31, 2005.

(2) Information with respect to Wellington Management Company, LLP is derived from the Schedule 13G/A dated December 31, 2004 filed by Wellington Management Company, LLP ("Wellington") with the SEC on February 14, 2005. Wellington is an investment advisor which may be deemed to beneficially own the 250,000 shares of Bancorp's Common Stock held of record by clients of Wellington, which clients are entitled to receive or have the power to direct the receipt of dividends from or the proceeds from the sale of such shares. Wellington has shared voting power over 135,500 shares and has shared investment power over 250,000 shares.

(3) Information with respect to SuNOVA Capital LP ("SuNOVA Capital") and the below-named affiliates is derived from the Schedule 13G/A filed jointly by SuNOVA Capital and its affiliates named therein with the SEC on February 14, 2005. Includes 57,500 shares held by SuNOVA Partners, L.P., of which SuNOVA Partners, L.P. shares voting and investment powers with SuNOVA Holdings, LLC. Includes 18,000 shares held by SuNOVA Long-Term Opportunity Fund, L.P., with respect to which SuNOVA Long-Term Opportunity Fund, L.P. shares voting and investment powers with SuNOVA Holdings, LLC. Includes 107,000 shares held by SuNOVA Offshore Ltd. over which SuNOVA Capital has investment power, with respect to which SuNOVA Capital shares voting power and SuNOVA Offshore Ltd. shares investment power with SuNOVA, LLC. Mr. Matthew Byrnes and Ms. Felice Gelman have an indirect beneficial interest in and share voting and investment control over 182,500 shares directly held, in the aggregate, by SuNOVA Partners, L.P., SuNOVA Long-Term Opportunity Fund, L.P., and SuNOVA Offshore Ltd.

                            DISCUSSION OF PROPOSALS


                                   PROPOSAL 1.
                              ELECTION OF DIRECTORS

Nominees

         Four directors are to be elected at the 2005 Annual Meeting. The Board is divided into three classes designated as Class I, Class II and Class III, with each class containing approximately the same percentage of the total, as near as may be. The term of office of one class of directors expires at each annual meeting of Bancorp's shareholders. Directors serve for a term of three years and until his or her successor is elected and qualified, or until his or her earlier resignation, removal from office, death or disability. The term of office of Class I directors who are being elected at this Annual Meeting expires at the annual meeting of shareholders in 2008; that of Class II directors will expire at the 2006 Annual Meeting; and that of Class III directors will expire at the annual meeting of shareholders in 2007. A plurality of votes shall suffice for the election of directors. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. Director nominees Carl R. Borrelli, Juan Miguel Salas-Romer and Alphonse F. Spadaro, Jr. currently are Class I directors of Bancorp and are directors of the Bank. Each of Bancorp's other directors also serves as a director of the Bank. Louis A. Lubrano is nominated to be a Class III director of Bancorp and has been appointed to the board of directors of The Bank of Southeastern Connecticut, In Organization.

         In the event that any nominee for director should become unavailable for election for any reason, the persons named in the proxy will consult with Bancorp's management and use their discretion in deciding whether and how to vote the shares represented by such proxies.


                                            Position And Offices With Bancorp or
                                            the Bank and Principal Occupation and                   Director
             Name                 Age       Employment During the Past Five Years                     Since
   --------------------------    ------    ----------------------------------------    ------------------------------------

                                                    NOMINEES FOR ELECTION
                                           (TO BE CLASS I AND CLASS III DIRECTORS)

   Class I
   --------

   Carl R. Borrelli               68       Director of Bancorp and the Bank;              2000.  To serve until 2008.
                                           Treasurer, All Brite Electric, Inc.

   Juan Miguel Salas-Romer        33       Director of Bancorp and the Bank;              2004.  To serve until 2008.
                                           President, Sunrise Financial Group,
                                           LLC.

   Alphonse F. Spadaro, Jr.       63       Director of Bancorp and the Bank;              2001.  To serve until 2008.
                                           managing principal of Levitsky &
                                           Berney, P.C. (public accounting firm).


                                       6


   Class III
   ---------

   Louis A. Lubrano               71       Director of Bancorp. Senior Vice               Initial term. To serve until
                                           President, Gilford Securities, Inc.,           2007.
                                           since 2001. Previously employed by
                                           Herzog, Heine, Geduld, Inc., an NYSE
                                           member firm.

                                               DIRECTORS CONTINUING IN OFFICE

   Class II
   --------
   Michael M. Ciaburri            44       President, Chief Operating Officer and         2003.  To serve until 2006.
                                           a director of Bancorp and the Bank
                                           since February  2003; founder and
                                           President of Ciaburri and Company, an
                                           investment banking boutique, from 1992
                                           to February 2003.  Mr. Ciaburri also
                                           consulted to Bancorp from May 2001
                                           through 2003.  Mr. Ciaburri was
                                           trained in banking in New York City
                                           and London.  He is a graduate of the
                                           Stonier Graduate School of Banking at
                                           Georgetown University and the School
                                           of Bank Administration at the
                                           University of Wisconsin, each
                                           three-year banking programs.

   James S. Brownstein, Esq.      57       Director of Bancorp and the Bank;              2001.  To serve until 2006.
                                           Partner, Kantrovitz & Brownstein, LLC
                                           (law firm).

   Joshua H. Sandman, Ph.D.       62       Director of Bancorp and the Bank; Vice         2000.  To serve until 2006.
                                           President, Deitsch Plastics (plastic
                                           fabricating) and Professor,
                                           University of New Haven; former
                                           Director of The Bank of New Haven.


                                       7



   Class III
   ---------
   Joseph V. Ciaburri             75       Chairman, Chief Executive Officer and          2000. To serve until 2007
                                           President of Bancorp and a director of
                                           Bancorp and the Bank; involved in
                                           organization of the Bank since 1999;
                                           Director of Development of Southern
                                           Connecticut State University from July
                                           1993 to August 1999. Mr. Ciaburri has
                                           been employed in commercial banking in
                                           the New Haven area for 45 years,
                                           including as President and Chief
                                           Executive Officer of two area
                                           banks for a total of 16 years.

   Elmer F. Laydon                68       Director and Vice Chairman of Bancorp          2000. To serve until 2007.
                                           and the Bank; President, Elmer F.
                                           Laydon Construction Corp. (building
                                           contractor); former Chairman of the
                                           Board of Directors of Shoreline Bank
                                           and Trust Company.

                                               NON-DIRECTOR EXECUTIVE OFFICER

                                                    SIGNIFICANT EMPLOYEE
   William F. Weaver             53        Chief Financial Officer of Bancorp and
                                           the Bank; Chief Financial Officer,
                                           InsurBanc, Farmington, Connecticut;
                                           President, Clarity bank.com, Uvalde,
                                           Texas and Executive Vice President,
                                           Clarity Holdings, Inc., Purchase, New
                                           York; President and Chief Executive
                                           Officer, Advest Bank & Trust Company,
                                           Hartford, Connecticut.  He is a 1979
                                           graduate of the Graduate School of
                                           Savings Banking at Brown University.
                                           Mr. Weaver has been employed in
                                           banking for 30 years.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES NOTED ABOVE.

Independence

         All of our directors except Messrs. J. Ciaburri, the Chairman and Chief Executive Officer, M. Ciaburri, the President and Chief Operating Officer, and Brownstein are "independent directors" as defined in Section 121A of the American Stock Exchange Listed Company Guide.

Family Relationships

         Michael M. Ciaburri, the President and Chief Operating Officer and a director of Bancorp and the Bank, is the son of Joseph V. Ciaburri, the Chairman and Chief Executive Officer of Bancorp and the Bank and is a director of Bancorp and the Bank. Michael M. Ciaburri was unanimously elected to those positions by the directors of Bancorp and the Bank on February 11, 2003. Joseph V. Ciaburri served as the interim President of the Bank from January 14, 2003 until February 11, 2003.

Meetings and Committees of the Board

         Bancorp has established standing nominating, audit and compensation committees of the Board of Directors.

         Nominating Committee. The functions of the Nominating Committee include recommending qualified candidates for director positions and evaluating the performance of directors. All of the members of the Nominating Committee are independent as that term is defined in Section 121A of the American Stock Exchange Listed Company Guide. The Nominating Committee does not have a charter or a formal policy regarding the consideration of director candidates recommended by shareholders but, in accordance with Sections 804(c) and 809 of the American Stock Exchange Listed Company Guide, will adopt a charter of the Nominating Committee before July 31, 2005. However, the Committee will consider any director candidates recommended by shareholders in accordance with the procedures described on page 23 under the heading "Shareholder Nominations and Proposals for 2006 Annual Meeting." The Nominating Committee seeks candidates who have demonstrated a commitment to Bancorp's success and growth and who offer Bancorp skills and experience that are presently not represented on the Board or which augment those skills and talents that the Committee believes should be further developed. The current nominees were recommended by the Committee. Bancorp does not utilize any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The members of the Nominating Committee are Carl R. Borrelli, Elmer F. Laydon (Chair), Joshua H. Sandman, and Alphonse F. Spadaro. The Nominating Committee met twice in 2004.

         Audit Committee. Bancorp's Audit Committee oversees all internal and external audit and compliance functions. Both the internal auditor and the external auditor report directly to the Audit Committee. In performing its functions, the Audit Committee coordinates its activities with those of the Audit Committee of the Bank. All of the members of the Audit Committee are independent as that term is defined in Section 121A of the American Stock Exchange Listed Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Board of Directors has determined that Alphonse F. Spadaro, Jr. is an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which was included as Appendix A to the Proxy Statement for Bancorp's 2004 Annual Meeting of Shareholders and is available on Bancorp's website at www.scbancorp.com. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this Proxy Statement on page 15. The current members of Bancorp's Audit Committee are Alphonse F. Spadaro, Jr. (Chair), Elmer
F. Laydon, Carl R. Borrelli and Joshua H. Sandman. The Audit Committee met thirteen times during 2004.

         Compensation Committee. Bancorp's Compensation Committee is responsible for determining the compensation, including salaries, bonuses and other benefits, of Bancorp's and the Bank's senior management. The Compensation Committee also is responsible for determining compensation and benefits policies for the Bank. All of the members of the Compensation Committee are independent as that term is defined in Section 121A of the American Stock Exchange Listed Company Guide. The current members of the Compensation Committee of Bancorp are Carl R. Borrelli, Elmer F. Laydon (Chair), Joshua Sandman and Alphonse F. Spadaro, Jr. The Compensation Committee met six times in 2004.

         Bancorp's Board of Directors met fifteen times in 2004. All current directors attended at least seventy-five percent (75%) of the aggregate of the total number of Board meetings and the total number of meetings held by all committees of the Board on which they served.

         Bancorp's Board of Directors elects the directors of the Bank following Bancorp's annual meeting.

         Attendance at the Annual Meeting. The Board of Directors encourages directors to attend the annual meeting of shareholders. All of Bancorp's directors attended the 2004 Annual Meeting of Shareholders.

         Meetings of Non-Management Independent Directors. Members of the Board of Directors who are independent, as that term is defined in Section 121A of the American Stock Exchange Listed Company Guide, periodically conduct meetings in executive session, without members of management or non-independent members of the Board being present, immediately following the regularly-scheduled meetings of the full Board of Directors. Mr. Laydon, as Vice-Chairman, serves as the presiding director of such meetings.

Shareholder Communications

         Bancorp does not have a formal process in place for shareholder communication to the Board. Informally, however, it is understood that any communication from a shareholder to the Board received by management or an individual director shall be forwarded to the Board. The Board believes this approach is reasonable in light of the number of shareholders of Bancorp at this time.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Bancorp's officers and directors, and persons who own more than ten percent (10%) of Bancorp's Common Stock, to file reports of ownership and changes in ownership of Bancorp's Common Stock with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) beneficial owners are required by applicable regulations to furnish Bancorp with copies of all forms they file pursuant to Section 16(a). Although Director
Laydon provided information to Bancorp to submit the timely filing of two reports of changes in ownership and Director Salas-Romer provided information to Bancorp to submit the timely filing of one report of ownership one time during the year ended December 31, 2004 on behalf of the reporting directors, Bancorp made the required filings late. Based solely upon a review of the copies of the forms furnished to Bancorp, and written representations from certain reporting persons that no Forms 5 were required, Bancorp believes that no other reporting person failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2004.

CODE OF ETHICS

         Bancorp has adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by Bancorp's and the Bank's directors, executive officers and employees. The Code of Ethics and Business Conduct requires that Bancorp's and the Bank's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in Bancorp's and the Bank's best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code. The Code of Ethics is available on Bancorp's website at www.scbancorp.com. Amendments to or waivers from the Code of Ethics will be discussed in Form 8-Ks filed by Bancorp and accessible on Bancorp's website.

                             EXECUTIVE COMPENSATION



                           SUMMARY COMPENSATION TABLE

                                                                                Other Annual
          Name and               Year                                           Compensation
     Principal Position          Ended       Salary ($)         Bonus ($)          ($)(1)        Stock Options (#)
------------------------------ ---------- ------------------ ---------------- ------------------ -------------------
Joseph V. Ciaburri               2004       186,923               12,750         21,796 (2)              -
Chairman and CEO of Bancorp      2003       162,087                5,750             -                 55,000
and the Bank
                                 2002       151,587                5,000             -                   -
Michael M. Ciaburri              2004       145,000               12,750             -                 10,000
President and COO                2003       109,000 (3)           10,750             -                 55,000
of Bancorp and the Bank
William F. Weaver                2004       111,923                2,750             -                 2,000
Vice President and               2003         4,038 (4)              250             -                 22,000
Chief Financial Officer of
Bancorp and the Bank
____________________________


(1) Excludes such amounts to the extent that such amounts are, in the aggregate, less than the lesser of $50,000 or 10% of the named executive officer's salary and bonus for such year.

(2) Represents the value of the personal usage of the automobile provided by Bancorp, including insurance and taxes paid thereon, of $2,683; group term life insurance premium paid by the Bank of $533; and a life insurance premium, for which policy Joseph V. Ciaburri is the beneficiary, paid by the Bank of $18,580.

(3) This amount represents salary paid to Mr. Michael Ciaburri from February 12, 2003 to December 31, 2003.

(4) Mr. Weaver joined Bancorp on December 1, 2003. The 2003 amount represents salary paid to Mr. Weaver from December 1, 2003 to December 31, 2003.


                            OPTIONS / SAR GRANTS IN LAST FISCAL YEAR (Individual Grants)

                                              Number of          Percent of Total
                                              Securities          Options / SARs
                                              Underlying            Granted to
                                           Options / SAR's         Employees in        Exercise or        Expiration
                Name                        Granted (#)(1)         Fiscal Year          Base Price           Date
--------------------------------------     -----------------    -------------------    -------------     -------------
Joseph V. Ciaburri, Chairman and                  -                     -                   -                 -
Chief Executive Officer of Bancorp
and the Bank
215 Church Street
New Haven, CT 06510

Michael M. Ciaburri, President,
Chief Operating Officer of Bancorp
and the Bank
215 Church Street                               10,000                53.9%               $8.16           12/31/2014
New Haven, CT 06510

William F. Weaver, Vice President &
Chief Financial Officer of Bancorp
and the Bank
215 Church Street                               2,000                 10.8%               $8.16           12/31/2014
New Haven, CT 06510
____________________________

(1) All options have been granted under the 2002 Stock Option Plan, pursuant to the terms described under the heading "The 2002 Stock Option Plan" on page 13 of this Proxy Statement.


                 AGGREGATE OPTIONS/EXERCISES IN LAST FISCAL YEAR
                   AND FISCAL YEAR 2004 YEAR-END OPTION/VALUES

                                                                Number of Securities         Value of Unexercised
                                                            Underlying Unexercised Options   In-The-Money Options
                                                                at December 31, 2004        at December 31, 2004 (1)
                                                            ------------------------------  ----------------------------
                                    Shares
                                   Acquired
                                      on          Value
Name                             Exercise (2)    Realized   Exercisable    Unexercisable   Exercisable  Unexercisable
------------------------------   --------------  --------   ------------   -------------   -----------  ----------------
Joseph V. Ciaburri                     --            --          77,000           33,000     $ 19,507     $   29,261

Michael M. Ciaburri                    --            --          22,000           43,000       10,509         15,763

William F. Weaver                      --            --           8,800           15,200         --              --
____________________________

(1) Based on $8.16 per share, the adjusted last sale price of the Common Stock as of December 31, 2004.

(2) No named executive officer exercised any options in 2004.


Employment and Change in Control Agreements

         Bancorp and the Bank have entered into an employment agreement with Joseph V. Ciaburri to serve as Chairman and Chief Executive Officer of Bancorp and the Bank. The agreement has an initial term of five years commencing on the opening of the Bank, but the employment agreement may be terminated by the Bank at the end of four years upon six months' notice. At the end of the initial five-year term and at the end of each extension, the remaining term is extended for an additional one-year term unless either party gives the other six months' notice of intent not to extend. Mr. Ciaburri receives an annual base salary of $190,000 (effective January 1, 2005) with annual adjustments based on changes in the consumer price index, and an annual bonus as determined by the Board. Mr. Ciaburri is also entitled to such bonuses and raises as the Board may determine and may participate in the Bank's 401(k) plan. The Bank allows Mr. Ciaburri an allowance for the use and maintenance of his automobile. The Bank also pays for Mr. Ciaburri's life insurance, although Bancorp is the named beneficiary under that policy. Upon the termination of Mr. Ciaburri's employment (other than termination for cause (as defined)), Mr. Ciaburri will continue to serve as a director of Bancorp and the Bank with the title "Chairman Emeritus" and as a consultant for a period of one year. Mr. Ciaburri will receive a consulting fee of $60,000 during the consulting period.

         If Mr. Ciaburri terminates his employment because his job responsibilities are significantly reduced or because he is required to relocate outside of New Haven or Fairfield counties or if his employment is terminated by Bancorp and the Bank other than for cause (as defined) or his death or total disability, Mr. Ciaburri will be entitled to continue to receive his then current base salary for the balance of the term as then in effect. If Mr. Ciaburri's position as Chairman of the Board and Chief Executive Officer ends or his responsibilities are substantially reduced as a result of a business combination (as defined), Mr. Ciaburri also would be entitled to receive a lump sum payment equal to three times his then current base annual compensation.

         Bancorp and the Bank entered into an amendment to the Employment Agreement with Joseph V. Ciaburri which required Bancorp to establish a $500,000 life insurance policy to be owned by Mr. Ciaburri or a trust established thereby. Bancorp pays the premiums for this policy. This obligation of Bancorp shall continue to exist until Mr. Ciaburri's death, unless his employment is terminated for cause. The initial contract term of five years was also extended by one year.

         On January 20, 2005, Bancorp entered into an employment agreement, effective as of January 1, 2005, with Michael M. Ciaburri to replace an earlier employment agreement with Mr. Ciaburri, the term of which expired December 31, 2004. Under the current agreement, Mr. Ciaburri's term of employment ends on December 31, 2006 with an automatic extension through December 31, 2007, unless Bancorp earlier terminates Mr. Ciaburri's employment under the terms of the current agreement. Mr. Ciaburri will receive a base salary of $150,000 in the first year of the employment term, increasing to $157,500 in the second year of the term and $166,000 in the third year of the term, and will be eligible for salary increases and other merit bonuses as the Board may determine. Mr.
Ciaburri will be reimbursed for expenses and will be provided with health insurance, participation in the Bank's profit sharing or 401(k) plan, an automobile allowance and club membership.

         In the event Mr. Ciaburri's employment is terminated or his responsibilities are significantly reduced as a result of a "Business
Combination" (as defined in the Agreement), Mr. Ciaburri will, subject to certain conditions, be entitled to receive a lump sum payment equal to three times his base annual compensation in effect at the time of termination plus the amount of Mr. Ciaburri's bonus for the prior calendar year, and all of Mr. Ciaburri's previously granted stock options shall immediately become fully vested. Additionally, in the case of Mr. Ciaburri's termination as a result of a Business Combination and in the event Mr. Ciaburri is otherwise terminated by Bancorp except for cause or disability or upon death, Mr. Ciaburri will be entitled to receive his base salary under the Agreement for the balance of the unexpired term of his employment.

         Mr. Weaver is an employee of Bancorp and The Bank. Pursuant to his employment engagement letter dated November 5, 2003 his base salary will be at the rate of $105,000 per annum through May 31, 2004 and at the rate of $110,000 per annum through December 31, 2004. For 2005, Mr. Weaver's annual base compensation will be $113,500. Each year Mr. Weaver will be eligible to receive merit bonuses and raises at the recommendation of the Chief Executive Officer and the Chief Operating Officer to and upon the ratification of the Board.

The 2002 Stock Option Plan

         Bancorp adopted the Southern Connecticut Bancorp, Inc. 2002 Stock Option Plan (the "2002 Plan"). The purpose of the 2002 Plan is to attract and retain the continued services of employees and directors of Bancorp and the Bank, encourage employees and directors to obtain or increase their stock ownership in Bancorp, and provide incentive compensation programs competitive with those of other similarly situated companies. An aggregate of 365,000 shares of Bancorp's Common Stock is reserved for issuance upon the exercise of both incentive stock options and nonqualified stock options granted by Bancorp under the 2002 Plan, which number has been adjusted to reflect a 10% stock dividend declared in January 2004. All eligible employees and directors of Bancorp or any subsidiary of Bancorp, including the Bank, are eligible to receive options under the 2002 Plan. The exercise price for each share covered by an option may not be less than the fair market value of a share of Bancorp's Common Stock on the date of grant. Options under the 2002 Plan have a term of 10 years unless otherwise determined at the time of grant. Unless otherwise fixed at the time of grant, 40% of the options become exercisable one year from the date of grant, 30% of the options become exercisable two years from the date of grant, and 30% of the options become exercisable three years from the date of grant.

The 2001 Stock Option Plan

         Bancorp adopted the Southern Connecticut Bancorp, Inc. 2001 Stock Option Plan (the "Option Plan") in 2001 and it was approved by the sole shareholder of Bancorp in 2001. Under the Option Plan, an aggregate of 90,000 shares of Bancorp's Common Stock was reserved for issuance upon the exercise of options granted under the Option Plan. The Compensation Committee of the Board administers the Option Plan. The Board voted to terminate the Option Plan, except for outstanding options previously granted under that Option Plan, effective as of May 15, 2002.

Warrant Plans

         Bancorp's Warrant Plans are described under the heading "Equity Compensation Plan Information" below.

Director Compensation

         Bancorp's non-employee directors receive options to acquire Bancorp's Common Stock, rather than cash, as compensation for their service as directors. Directors who are not employees of Bancorp or the Bank are eligible to participate in the 2002 Plan. Directors who are employees of Bancorp or the Bank are not paid any fees or additional compensation for service as members of the Board of Directors or any committee of the Board. Directors of Bancorp and the Bank who are not employees of Bancorp or the Bank receive compensation in the form of options as follows: the Vice Chairman of the Bancorp Board receives 500 options per month; each director receives 100 options for each board meeting attended, 50 options for each board committee meeting chaired, and 40 options for each board committee meeting attended. Directors who sit on the Bancorp and Bank boards and board committees are compensated for only one meeting where a meeting of both boards or more than one committee is held jointly. The options received by the directors pursuant to these arrangements are subject to the terms of the 2002 Plan, vest 40% on the first anniversary of the date of grant and 30% on each of the second and third anniversaries of the date of grant and are granted at an exercise price equal to the fair market value of Bancorp's Common Stock on the date of grant. In addition, all non-employee directors as of June 10, 2003 received option grants equal to the number of then outstanding options or warrants held by each holder, with the same terms as noted above with respect to outside director option grants.

         As of December 31, 2004, non-employee directors have received the following options :


Name of Director                    Number of Options
---------------------------         -----------------
Mr. Borrelli                               15,322

Mr. Brownstein, Esq.                        5,254

Mr. Laydon                                 33,424

Mr. Sandman, Ph.D.                         11,088

Mr. Spadaro                                 9,460

Mr. Salas-Romer                               940

We maintain directors' and officers' liability insurance and our by-laws provide for mandatory indemnification of directors and officers to the fullest extent permitted by Connecticut law. In addition, our certificate of incorporation limits the liability of directors to Bancorp or its shareholders for breaches of directors' fiduciary duties to the fullest extent permitted by Connecticut law.

Equity Compensation Plan Information

         The following schedule provides information with respect to the compensation plans (including individual compensation arrangements) under which equity securities of Bancorp are authorized for issuance as of December 31, 2004:


                                                                                           Number of securities
                                                                   Weighted-average      remaining available for
                                    Number of securities to       exercise price of       future issuance under
                                    be issued upon exercise          outstanding           equity compensation
                                    of outstanding options,       options, warrants          plans (excluding
                                      warrants and rights             and rights         securities reflected in
        Plan Category                         (a)                        (b)                   column (a))
-------------------------------    ---------------------------    -------------------    -------------------------
Equity compensation plan                    346,507                   $   8.43                    83,173
approved by security holders

Equity compensation plans not
approved by security holders (1)             73,509                   $  10.91                         0

Total                                       420,016                   $   8.86                    83,173
_______________________

(1) Bancorp adopted a 2001 Warrant Plan and 2001 Supplemental Warrant Plan (collectively, the "Warrant Plans") on April 11, 2001 and October 16, 2001. Under the Warrant Plans, each director of Bancorp, other than Mr. Joseph V. Ciaburri, and each director of the Bank who was not a director of Bancorp, as of the initial public offering of Bancorp in July 2001, received a warrant to purchase one share of Bancorp Common Stock for each four shares purchased in the offering by such director or members of such director's immediate family. Under the 2001 Supplemental Warrant Plan, certain organizers of Bancorp who are not directors, officers or employees of Bancorp or the Bank but who made contributions to Bancorp or the Bank received a warrant to purchase one share of Bancorp Common Stock for each five shares purchased in the offering by such person or member of such person's immediate family. The warrants have a term of ten years. The exercise price of the warrants is $10.91, the price at which Bancorp's Common Stock was sold in the initial public offering, as adjusted for the January 2004 10% stock dividend. They became exercisable as to 40%, 30% and 40% of the shares covered thereby on the first, second and third anniversary of the closing of the initial public offering of Bancorp, respectively, and are accordingly all fully vested at this time.


                          REPORT BY THE AUDIT COMMITTEE

         The Board, in its business judgment, has determined that each of the members of the Audit Committee is independent, as required by the applicable listing standards of the American Stock Exchange, Inc.

         In performing its function, the Audit Committee has:

     o reviewed and discussed the audited financial statements of Bancorp as of and for the year ended December 31, 2004 with management and with McGladrey & Pullen, LLP, Bancorp's independent auditors for the year ended December 31, 2004;

     o discussed with Bancorp's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as currently in effect; and

     o received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with the independent auditors the independent auditors' independence. The Audit Committee has considered whether the provision of non-audit services by the independent accountants to Bancorp is compatible with maintaining the accountants' independence and has discussed with McGladrey & Pullen, LLP their independence.

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that Bancorp's audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the SEC.

                            THE 2004 AUDIT COMMITTEE

                        Alphonse F. Spadaro, Jr. (Chair)
                                Carl R. Borrelli
                                 Elmer F. Laydon
                            Joshua H. Sandman, Ph.D.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         In the normal course of business, the Bank may grant loans to executive officers, directors and members of their immediate families, as defined, and to entities in which these individuals have more than ten percent (10%) equity ownership. Such loans are to be made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with other persons and are not to involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2004, the Bank had made a loan in the amount of $400,000 to All Brite Electric, Inc., whose treasurer is director Carl Borrelli. Mr. Borrelli also holds an equity interest in All Brite Electric, Inc. As of December 31, 2004, the Bank had made loans in the total amount of $316,982 to director Joshua H. Sandman, Ph.D. directly and to not-for-profit organizations guaranteed by Mr. Sandman. Also as of December 31, 2004, the Bank had made a loan in the amount of $1,500,000 to Osprey Estates, LLC, which loan was guaranteed by director nominee Louis Lubrano. Each of these loans was made in the ordinary course of business at substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

         On January 7, 2004, the Bank sold a $250,000 participation in a loan relationship to E & C Investments, LLC, a joint venture of directors Carl Borrelli and Elmer Laydon. The sale of the loan assets and the terms of the participation agreement were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. E & C Investments paid $250,000 for the participated loan assets.

         On April 28, 2004, following the sale on April 26, 2004 by the Bank of participation interests in the underlying loan relationship to two other financial institutions, the Bank repurchased the participation interests sold on January 7, 2004 from E & C Investments, LLC, the joint venture of directors Carl Borrelli and Elmer Laydon. E & C Investments received the outstanding principal amount of the outstanding participation interest owned by E & C Investments LLC on that day, plus accrued interest, realizing no gain or loss and no commission or other form of compensation from the principal transaction.

         Bancorp is a party to one five-year sublease agreement for excess office space in its premises with Laydon and Company, LLC, the principal of which is related to Bancorp's Vice Chairman.

         During 2004 and 2003 the Bank purchased investment securities, including accrued interest and fees, of approximately $7,975,000 and $10,950,000, respectively, through two investment brokerage firms, an employee of which is related to Joseph V. Ciaburri, the Chairman and Chief Executive Officer of Bancorp and the Bank and a director of Bancorp and the Bank, and to Michael M. Ciaburri, the President and Chief Operating Officer of Bancorp and the Bank.

                                   PROPOSAL 2.
               APPROVAL OF THE SOUTHERN CONNECTICUT BANCORP, INC.
                        2005 STOCK OPTION AND AWARD PLAN

         The second proposal for consideration at the Annual Meeting is to approve the Southern Connecticut Bancorp, Inc. 2005 Stock Option and Award Plan (the "2005 Stock Plan" or the "Plan").

         The 2005 Stock Plan was adopted, subject to shareholder approval, by Bancorp's Board of Directors on March 8, 2005.

         The Board of Directors and the Compensation Committee believe that granting stock options and common stock awards is important to attract and retain qualified officers, directors and employees, and to motivate such persons to produce a superior return for the shareholders of Bancorp. Such awards enable recipients to acquire shares of common stock, thereby increasing their personal involvement in Bancorp, offering them an opportunity to realize stock appreciation and rewarding them for achieving a high level of financial performance. Options and stock awards also enable Bancorp to obtain and retain the services of, and compensate, officers, directors and employees without depleting Bancorp's cash resources. In particular, although there are as of March 22, 2005 approximately 75,000 shares of Common Stock remaining for grants under the 2002 Plan, the Board of Directors and the Compensation Committee believe that the award of restricted stock, not available under the 2002 Plan, will be an important feature of Bancorp's incentive program in the future, in light of changes to the accounting treatment of stock options which make restricted stock an attractive alternative.

Summary Description of the 2005 Stock Plan

         The principal terms of the 2005 Stock Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2005 Stock Plan, which appears as Appendix A to this Proxy Statement.

         Purpose of the 2005 Stock Plan. The purpose of the 2005 Stock Plan is to provide equity-based incentives to employees, officers and directors of Bancorp in order to attract them to, give them a proprietary interest in, and to encourage them to remain in the employ or service of Bancorp.

         Administration. The Compensation Committee will administer the 2005 Stock Plan. The Compensation Committee consists of two or more directors who are not employed by Bancorp and who qualify as "outside directors" for purposes of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). No member of the Compensation Committee may act as to matters under the 2005 Stock Plan specifically relating to himself or herself. If no committee is designated to act as the Compensation Committee for these purposes by the Board of Directors, the Board of Directors shall have the rights and responsibilities of the Compensation Committee under the 2005 Stock Plan.

         The Compensation Committee has broad authority under the 2005 Stock Plan with respect to awards granted under the 2005 Stock Plan, including, without limitation, the authority to:

     o authorize the granting of shares of common stock or options under the 2005 Stock Plan;

     o determine and designate the employees and directors of Bancorp to receive awards under the 2005 Stock Plan;

     o determine the type, number, price, vesting requirements and other features and conditions of individual stock awards and options under the 2005 Stock Plan; and

     o interpret the 2005 Stock Plan and the various written agreements made in connection with grants of shares of common stock or options thereunder.

         Eligibility. Directors, officers and all employees of Bancorp and its subsidiaries (including all of the executive officers listed in the Summary Compensation Table in this Proxy Statement) are presently considered eligible for awards under the 2005 Stock Plan. There are currently 12 directors of Bancorp or the Bank, 3 executive officers (two of whom are also directors) and 32 additional employees of Bancorp or the Bank.


         Authorized Shares; Limits on Awards. The maximum number of shares of Bancorp's Common Stock that may be delivered pursuant to awards or options under the 2005 Stock Plan is 150,000 shares. Shares that are subject to or underlie awards that expire for any reason or are cancelled, terminated or forfeited, fail to vest, or for any other reason are not paid or delivered under the 2005 Stock Plan will again be available for subsequent awards under the Plan. Shares issued under the 2005 Stock Plan may consist, in whole or in part, of authorized and unissued or treasury shares. No person may be granted an option or award for more than 50,000 shares of Common Stock in any calendar year.

         Types of Awards. The 2005 Stock Plan authorizes grants of stock options and awards of shares of the Common Stock of Bancorp.

         A stock option is the right to purchase, at a price and for a term fixed by the Compensation Committee (and subject to other limitations and restrictions in the Plan and any applicable written agreement between Bancorp and the recipient), shares of Bancorp's Common Stock. The 2005 Stock Plan provides for grants of incentive stock options and non-qualified stock options described in "Federal Income Tax Treatment of Awards Under the 2005 Stock Plan" below.

         The exercise price per share for an incentive stock option may not be less than 100% of the fair market value of a share of Bancorp's Common Stock on the date of grant (or, in the case of certain 10% owners described in Section 422(b)(6) of the Code, 110% of the fair market value of a share of Bancorp's Common Stock on the date of grant). Although the Plan does not prescribe a minimum option price for non-qualified stock options, it is the current intention of the Compensation Committee to grant non-qualified stock options at or above fair market value of a share of Bancorp's Common Stock on the date of grant in light, among other things, of Section 409A of the Code, described below under "Federal Income Tax Treatment of Awards under the 2005 Stock Plan."

         A stock award generally involves the immediate transfer by Bancorp of the ownership of shares of Common Stock to a participant in consideration of the performance of services. The participant is immediately entitled to voting, dividend and other ownership rights in the shares of Common Stock, generally subject to certain forfeiture provisions and restrictions. Such restrictions may require the continued service of the participant with Bancorp, the attainment of specified performance goals or any other conditions deemed appropriate by the Compensation Committee.

         Shares of Common Stock subject to awards containing restrictions will generally be held in the custody of Bancorp until the applicable restrictions have been satisfied. The participant cannot sell, transfer, pledge or assign shares of restricted stock until the applicable restrictions are satisfied. Once the restrictions are satisfied, the shares of Common Stock will be delivered to the participant's account, free and clear of any restrictions.

         Each option granted and each stock award made under the 2005 Stock Plan will be evidenced by a written agreement that sets forth the terms and conditions of each award or grant and may include additional provisions and restrictions as determined by the Compensation Committee.

         Payment. Generally, stock awards will be issued for services and no additional cash consideration. Payment upon option exercise may be made in the form of a certified or bank cashier's check or, if permitted by the Compensation Committee, delivery of previously owned shares of Common Stock, withholding of option shares otherwise to be received upon exercise of the option, or other methods of payment as may be determined by the Compensation Committee. In its discretion, the Compensation Committee may also permit the option holder to receive on exercise an amount of cash equal to the difference between the then current fair market value of shares of Common Stock and the aggregate option exercise price.


         Effect of Termination of Service on Awards. Under the Plan, the term of an incentive stock option or non-qualified stock option may not exceed ten years after the date of grant (five years in the case of an incentive stock option granted to a participant who owns more than 10% of Bancorp's outstanding Common Stock). The terms of particular stock awards and options granted under the 2005 Stock Plan may provide that the options terminate and that all or a portion of the stock award be forfeited, among other reasons, upon the recipient's termination of employment or other status with Bancorp, upon a specified date, upon the recipient's death or disability, or upon the occurrence of a change in control of Bancorp. Unless otherwise provided in the applicable option agreement, an option will terminate:

     o immediately, if termination is by Bancorp for cause (as defined in the 2005 Stock Plan) or upon the voluntary termination of an employee who is neither a director nor an executive officer (as defined in the 2005 Stock Plan);

     o with respect to directors and executive officers, two years after termination, if termination is for death or the option holder retires;

     o with respect to directors and executive officers, one year after termination, if the option holder voluntarily terminates employment or service as a director or if termination is due to disability;

     o with respect to employees who are neither directors nor executive officers, one year after termination, if termination is for death or disability or the option holder retires; and

     o three months after termination, if termination is for any other reason.


     Additionally, if Bancorp's capital falls below the minimum level mandated by its primary federal regulator or the existence of options impairs Bancorp's ability to raise capital, Bancorp may be directed to require recipients to exercise or forfeit their options.


         In general, options and common stock awards to employees will contain vesting features or be exercisable in installments over time.


         Change of Control. In case Bancorp is merged or consolidated with another corporation, substantially all of the property or stock of Bancorp is acquired by any other corporation, or Bancorp is reorganized or liquidated, the Compensation Committee may (i) provide that all unexercised options granted under the 2005 Stock Plan must be exercised within a specified number of days or such options will be terminated; (ii) provide that Bancorp (or the merged, consolidated or otherwise reorganized corporation) shall have the right to purchase all options unexercised as of that date for an amount equal to (x) the aggregate fair market value of the Common Stock on such date less (y) the aggregate exercise price of the options, to be paid in cash or in shares of the merged, consolidated or otherwise reorganized corporation; (iii) substitute, on an equitable basis, stock of Bancorp or the successor entity upon subsequent exercise of the options; and (iv) accelerate options, in full or in part. In any such event, the Compensation Committee shall have discretion to take action with respect to stock awards to, among other things, accelerate vesting provisions, terminate forfeiture provisions, substitute on an equitable basis appropriate stock of the successor in the transaction or notify the recipient of the award that such award shall terminate as to unvested shares as of the date specified in the notice. Additionally, in the event of a change in control, any option or award previously granted to a director or executive officer of Bancorp shall automatically vest in full and become immediately exercisable in full.

         Adjustments. The 2005 Stock Plan provides for adjustment in the maximum number of shares of Common Stock that may be issued under the Plan and in the number and kind of shares subject to unexercised options or common stock awards in the event of any change in the outstanding shares of Common Stock by reason of stock split, stock dividend, combination or reclassification of shares, recapitalization or similar event.

         Transfer Restrictions. Awards under the 2005 Stock Plan are not transferable by the recipient other than by will or the laws of descent and distribution of the state where the award recipient is domiciled at the time or his or her death. An option may be exercised by a recipient's permitted successors.

         Amendment or Termination of the 2005 Stock Plan. The Compensation Committee may make such changes to the 2005 Stock Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options. The Board of Directors may amend or terminate the 2005 Stock Plan, as it shall deem advisable, except that no amendment may adversely affect a recipient with respect to awards or options previously granted unless such amendments are in connection with compliance with applicable law. Shareholder approval of an amendment to the 2005 Stock Plan will be required only to the extent then required by applicable law or regulation, the purposes and intent of the 2005 Stock Plan, or to take into account the provisions of Section 162(m) of the Code or other applicable tax, securities or corporate laws. Unless terminated earlier by the Board, the 2005 Stock Plan shall terminate on May 3, 2015.

Federal Income Tax Treatment of Awards Under the 2005 Stock Plan

         The income tax consequences of the 2005 Stock Plan under current federal law, which is subject to change, are summarized below. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

         Bancorp is generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the amount that the Compensation Committee deems necessary to satisfy Bancorp's obligation to withhold federal, state or local income or other taxes incurred by reason of an exercise of options granted under the 2005 Stock Plan. Where the exercise of an option does not give rise to an obligation by Bancorp to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate.

         In general: (i) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (ii) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the fair market value of the shares at that time and the option price paid for the shares if they are non-restricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

         Incentive stock options ("ISOs") granted under the Plan will be subject to the applicable provisions of the Code, including Code Section 422. If shares of Common Stock are issued to an optionee upon the exercise of an ISO, and if no "disqualifying disposition" of such shares is made by the optionee within one year after the exercise of the ISO or within two years after the date the ISO is granted, then (i) no income will be recognized by the optionee at the time of the grant of the ISO; (ii) no income, for regular income tax purposes, will be realized by the optionee at the date of exercise; (iii) upon sale of the shares of Common Stock acquired by exercise of the ISO, any amount realized in excess of the option price will be taxed to the optionee, for regular income tax purposes, as a capital gain (at varying rates depending upon the optionee's holding period in the shares and income level) and any loss sustained will be a capital loss; and (iv) no deduction will be allowed to Bancorp for federal income tax purposes. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is includible for purposes of determining an optionee's alternative minimum tax liability.

         If an optionee disposes of shares of Common Stock acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise (i.e., a "disqualifying disposition"), the optionee will recognize ordinary income, and Bancorp will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee.

         The aggregate fair market value of shares of Bancorp's Common Stock as to which any ISO first becomes exercisable in any calendar year, determined as of the date of the grant, may not exceed $100,000. If ISOs held by an optionee covering more than $100,000 worth of Bancorp Common Stock first become exercisable in any one calendar year, the excess will be non-qualified options.

         Generally, the recipient of a restricted stock award recognizes ordinary income, and Bancorp is entitled to a corresponding deduction, equal to the fair market value of the shares at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse. A restricted stock award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the fair market value of the shares at the time of grant, and Bancorp is entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or Bancorp upon the lapse of any applicable transfer or forfeiture restrictions. If no Section 83(b) election is made, then upon the sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis will be equal to the fair market value of the shares when the restricted period expires. However, if the recipient timely elects under Section 83(b) to be taxed as of the date of grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the shares on date of the grant as if the shares were then unrestricted and could be sold immediately. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes.

         Code Section 162(m) precludes a public company from claiming a compensation deduction for compensation in excess of $1.0 million paid to the chief executive officer or any of the four most highly compensated officers other than the chief executive officer. This limitation does not apply, however, to "qualified performance-based compensation." Because stock options granted under the Plan to the executives named in the Summary Compensation Table are expected to have an exercise price equal at least to fair market value at the date of grant and because the Plan limits the number of shares that may be the subject of awards granted to any participant during any calendar year, compensation from the exercise of stock options should be treated as "qualified performance-based compensation" for Code Section 162(m) purposes.

         A new section, Section 409A, was added to the Code at the end of 2004 by the American Job Creation Act of 2004. Section 409A makes significant changes to the tax treatment of certain types of deferred compensation. Failure to comply with the requirements of Section 409A may result in inclusion in current income of amounts deferred, along with interest and significant tax penalties. Certain types of equity-based compensation are exempt from Section 409A. In particular, non-qualified stock options granted at an exercise price that is below the then fair market value of the Common Stock would not be exempt from
Section 409A. Bancorp intends to operate the 2005 Stock Plan so that all option grants under the 2005 Stock Plan are exempt from Section 409A. The tax discussion above assumes that the 2005 Stock Plan is in fact operating in this manner.

Specific Benefits Under the 2005 Stock Plan

         Because awards under the 2005 Stock Plan are discretionary, no awards are determinable at this time. See the table entitled "Options/SAR Grants in Last Fiscal Year" on page 11 for information about equity awards under the 2002 Plan made during 2004 to the named executive officers. During 2004, non-employee directors of Bancorp were granted an aggregate of 26,920 stock options, all granted at the fair market value of the Common Stock at the time of grant.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE SOUTHERN CONNECTICUT BANCORP, INC. 2005 STOCK OPTION AND AWARD PLAN.

                                   PROPOSAL 3.
              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board has selected its current independent accountants, McGladrey & Pullen, LLP, to audit the books, records and accounts of Bancorp for the year ending December 31, 2005. This selection is being presented to the shareholders for ratification at the 2005 Annual Meeting.

         The firm of McGladrey & Pullen, LLP has served as Bancorp's independent accountants since its organization and is considered to be well-qualified. Bancorp has been advised by McGladrey & Pullen, LLP that it has neither direct financial interest nor any material indirect financial interest in Bancorp other than that arising from the firm's employment as independent accountants.

         If the shareholders do not ratify the selection of McGladrey & Pullen, LLP, the selection of independent accountants will be reconsidered by the Audit Committee.

         Representatives of McGladrey & Pullen, LLP will be present at the 2005 Annual Meeting and will be provided the opportunity to make a statement and to respond to appropriate questions which may be asked by shareholders.

         McGladrey & Pullen, LLP performs both audit and non-audit professional services for and on behalf of Bancorp. During 2004, the audit services included an audit of the consolidated financial statements of Bancorp and a review of certain filings with the SEC. All professional services rendered by McGladrey & Pullen, LLP during 2004 were furnished at customary rates and terms.

         The following table sets forth information regarding the aggregate fees for services rendered by McGladrey & Pullen, LLP for the fiscal year ended December 31, 2004:


                                     2004                   2003
                                ----------------      ------------------
        Audit Fees               $ 187,885                 $81,583
        Audit Related Fees           2,500                   6,235
        Tax Fees                     8,065                   7,565
        All Other Fees                   0                       0
                                ----------------      ------------------
        Total                    $ 198,450                 $95,383
                                ================      ==================


         Audit fees consist of fees for professional services rendered for the audit of the consolidated financial statements, review of financial statements included in quarterly reports included on Form 10-QSB, and services connected with statutory and regulatory filings or engagements including fees in connection with the 2004 registration statement filed on Form SB-2. Audit related fees are principally for consultations on various accounting and reporting matters. Tax service fees consist of fees for tax return preparation for Bancorp.

         The Audit Committee has established policies and procedures for the engagement of the independent auditor to provide non-audit services, including a requirement for approval in advance of all non-audit services to be provided by the independent auditor. To ensure that this does not restrict access to the independent accountant by management on matters where the advice and consultation of the independent auditor is sought by management and such advice or consultation, in the opinion of management, cannot practically be delayed pending preapproval by the audit committee, the committee authorizes management to use their judgment and retain the independent accountant for such matters and consider such services to be preapproved provided the estimated cost of such services does not exceed 5% of the annual fees paid to the independent accountant and such services are formally approved by the audit committee at its next meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF McGLADREY & PULLEN, LLP TO BE BANCORP'S INDEPENDENT ACCOUNTANTS FOR 2005.


          SHAREHOLDER NOMINATIONS AND PROPOSALS FOR 2006 ANNUAL MEETING

         It is the policy of the Nominating Committee of the Board of Directors to consider director candidates who appear to be qualified to serve on Bancorp's Board of Directors and who are recommended by shareholders, using the same general criteria and in the same manner as candidates recruited by the Nominating Committee or recommended by board members. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating Committee's resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

         Shareholders entitled to vote for the election of directors at Bancorp's Annual Meeting of Shareholders for the year ending December 31, 2005 ("2006 Annual Meeting") may make nominations of individuals for election to the Board. Such nominations shall be made in writing and shall be delivered or mailed and received by the Corporate Secretary of Bancorp not less than 60 or more than 90 calendar days prior to Bancorp's 2006 Annual Meeting, which is expected to be held on May 16, 2006.

         Such written nominations shall contain the following information, to the extent known to the nominating shareholder: (1) the name, age, business and residence address of each proposed nominee; (2) the principal occupation or employment of each proposed nominee; (3) the total number of shares of Common Stock of Bancorp that are beneficially owned by each proposed nominee; (4) the name and address of the nominating shareholder; (5) the total number of shares of Common Stock of Bancorp owned by the nominating shareholder; (6) a representation that the shareholder is a holder of record of stock of Bancorp entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (7) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders. Nominations by beneficial owners of Bancorp Common Stock who are not record holders must be accompanied by evidence satisfactory to the Corporate Secretary of Bancorp showing that such nominating persons are entitled to act with respect to such shares. Nominations that are not made in accordance with these procedures may be disregarded by the Chairperson of the meeting, in his or her discretion, and upon his or her instructions, the vote tellers may disregard all votes cast for such nominee.

         Any proposal intended to be presented by a shareholder at Bancorp's 2006 Annual Meeting which is not a nomination to the Board must be presented to Bancorp in writing, and must be delivered to the Corporate Secretary of Bancorp not less than 60 nor more than 90 calendar days prior to Bancorp's 2006 Annual Meeting, which is expected to be held on May 16, 2006. Such notice shall include: (1) a brief description of the business desired to be brought before the Bancorp's 2006 Annual Meeting and the reasons for conducting such business at such meeting; (2) the name and address, as they appear on Bancorp's records, of the shareholder proposing such business; (3) the number of shares of Common Stock which are beneficially owned by the shareholder; and (4) any material interest of the shareholder in such business. Such proposals must comply with SEC Rule 14a-8. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

         Bancorp must receive proposals that shareholders seek to include in the proxy statement for the 2006 Annual Meeting no later than December 20, 2005. If the 2006 Annual Meeting is held on a date more than 30 calendar days from May 16, 2006, a shareholder proposal must be received by a reasonable time before Bancorp begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         Pursuant to Rule 14a-4(c) of the Exchange Act, if a shareholder who intends to present a proposal at Bancorp's 2006 Annual Meeting does not notify us of such proposal on or prior to February 20, 2006, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the 2006 Annual Meeting, even though there is no discussion of the proposal in the 2006 proxy statement.

         Nominations and proposals should be addressed to Rosemarie A. Romano, Corporate Secretary, Southern Connecticut Bancorp, Inc., 215 Church Street, New Haven, Connecticut 06510. It is suggested that such nominations and proposals be sent by Certified Mail-Return Receipt Requested.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board knows of no other matters to be voted upon at the 2005 Annual Meeting. Because Bancorp did not receive advance notice of any shareholder proposal in accordance with the time limit specified in Rule 14a-4(c) under the Exchange Act, it will have discretionary authority to vote on any shareholder proposal presented at the 2005 Annual Meeting. If any other matters properly come before the 2005 Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.

                          ANNUAL REPORT ON FORM 10-KSB

     BANCORP IS MAILING TO EACH PERSON ENTITLED TO VOTE AT THE 2005 ANNUAL MEETING A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, FOR THE YEAR ENDED DECEMBER 31, 2004, INCLUDING THE FINANCIAL STATEMENTS, ALONG WITH THIS PROXY STATEMENT AND THE ENCLOSED PROXY, ON OR ABOUT APRIL 5, 2005. UPON THE REQUEST OF ANY PERSON WHOSE PROXY IS BEING SOLICITED HEREBY IN WRITING OR BY TELEPHONE AS INDICATED BELOW, BANCORP WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-KSB. SHAREHOLDERS SHARING AN ADDRESS WHO ARE RECEIVING MULTIPLE COPIES OF BANCORP'S ANNUAL REPORT AND PROXY STATEMENT AND WHO WISH TO RECEIVE ONLY ONE COPY OF THESE MATERIALS AT THEIR ADDRESS CAN SO REQUEST BY CALLING US AT (203) 782-1100 OR BY WRITING TO US AT 215 CHURCH STREET, NEW HAVEN, CONNECTICUT 06510.


                                  By Order of the Board of Directors


                                  /s/ Joseph V. Ciaburri
                                  ----------------------
                                  Joseph V. Ciaburri
                                  Chairman and Chief Executive Officer

New Haven, Connecticut
April 5, 2005

                                                                      Appendix A
                                                                      ----------

                     THE SOUTHERN CONNECTICUT BANCORP, INC.

                        2005 STOCK OPTION AND AWARD PLAN


                  Southern Connecticut Bancorp, Inc., a Connecticut corporation (the "Company"), wishes to attract employees and directors to the Company and its subsidiaries, induce employees and directors to remain with the Company and its subsidiaries, and encourage them to increase their efforts to make the Company's and the subsidiaries' business more successful. In furtherance thereof, The Southern Connecticut Bancorp 2005 Stock Option and Award Plan is designed to provide equity-based incentives to employees and directors of the Company and its subsidiaries.

                  1. Definitions.
                  ---------------

                  Whenever used herein, the following terms shall have the meanings set forth below:

                  "Award" means a grant of Shares under the Plan.

                  "Board" means the Board of Directors of the Company.

                  "Cause" means, unless otherwise provided in the Option Award Agreement, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company or involving fraud, misappropriation or embezzlement, (iv) a material breach of the Optionee's employment agreement (if any) with the Company, (v) engagement in misconduct, neglect, fraud, misappropriation or embezzlement in the course of performance of the Optionee's duties, or any other act which is to the detriment of the Company, as determined in the discretion of the Committee, or (vi) any illegal act detrimental to the Company.

                  "Change in Control" shall be deemed to have occurred with respect to Company if any "Person," as hereinafter defined, has acquired control of the Company. A "Person" has control if:

                  (i) the Person, directly or indirectly,  or acting through one
(1) or more other Persons, owns, controls or has power to vote twenty-five percent (25%) or more of the voting common stock of Company;

                  (ii) the Company consummates a merger, consolidation, sale of substantially all its assets, or substantially similar reorganization transaction with such Person, excluding, however, any merger, consolidation, sale of substantially all its assets, or substantially similar reorganization transaction in which immediately after such transaction, the shareholders of the Company, in their capacities as such and as a result thereof, shall own at least fifty percent (50%) in voting power of the then outstanding securities of the Company or of any surviving corporation or business entity pursuant to any such transaction;

                  (iii) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute a majority of such Board, unless the election, or the nomination for election of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who were Directors at the beginning of such period; or

                  (iv) the Board of Directors of the Company, by vote of a majority of all the Directors, adopts a resolution to the effect that a "Change-in-Control" has occurred for purposes of the Plan.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Committee"  means the Committee  appointed by the Board under
Section 3.

                  "Common Stock" means the Company's Common Stock, either currently existing or authorized hereafter.

                  "Company"   means   Southern   Connecticut  Bancorp,  Inc.,  a
Connecticut corporation.

                  "Company Group" means Southern Connecticut Bancorp, Inc. and any subsidiary of Southern Connecticut Bancorp, Inc. which is a "subsidiary corporation" within the meaning of Section 424(f) of the Internal Revenue Code.

                  "Disability," unless otherwise provided by the Committee in the Optionee's Award Agreement with respect to Non-Qualified Stock Options, shall have the meaning set forth in Section 22(e)(3) of the Code.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Executive Officer" means the chief executive officer, the president, any vice president of the Company in charge of a principal business unit, division or function, any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company and who is deemed an executive officer for purposes of Section 16 under the Securities Exchange Act of 1934, as amended. Executive officers of subsidiaries of the Company may be deemed executive officers of the Company if they perform such policy making functions for the Company and are deemed executive officers for purposes of Section 16.

                  "Fair Market  Value" per Share as of a  particular  date means
(i) if Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) if Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a national stock exchange or traded on an over-the-counter market, such value as may be determined by the Committee in its discretion or as may be determined in accordance with such methodologies, procedures or other rules (which may provide, without limitation, that determinations of Fair Market Value shall be made by an independent third party) as may be established by the Committee in its discretion; provided that, where the Shares are so listed or traded, the Committee may make discretionary determinations, or implement such methodologies, procedures or other rules, where the Shares have not been traded for 10 trading days.

                  "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422(b) of the Code.

                  "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

                  "Option" means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Option Award Agreement, a number of Shares determined by the Committee.

                  "Option Award Agreement" means a written agreement in a form approved by the Committee to be entered into by the Company and the Optionee of an Option, as provided in Section 4.

                  "Optionee" means an employee or director of the Company to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

                  "Option Price" means the exercise price per Share.

                  "Person"  means  any  individual,  corporation,   partnership,
company or other entity, and shall include a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934.

                  "Plan" means The Southern Connecticut Bancorp, Inc. 2005 Stock Option and Award Plan, as set forth herein and as the same may from time to time be amended.

                  "Retirement" means, unless otherwise provided by the Committee in the Optionee's Award Agreement, the termination (other than for Cause) of employment or service as a director of an Optionee on or after the Optionee's attainment of age 65 or on or after the Optionee's attainment of age 55 with five consecutive years of service with the Company.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means shares of Common Stock of the Company.

                  "Successor of the Optionee" means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

                  2. Effective Date and Termination of Plan.
                  ------------------------------------------

                  The effective date of the Plan is June 1, 2005, subject to the approval by the shareholders of the Company. The Plan shall terminate on, and no Award or Option shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the shareholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.

                  3. Administration of Plan.
                  --------------------------

                  The Plan shall be administered by the Committee appointed by the Board. During any time that Shares are registered under the Securities Act, the Committee shall consist of two or more individuals each of whom shall be a "nonemployee director" as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("Rule 16b-3") under the Exchange Act and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Options), qualify as "outside directors" for purposes of Section 162(m) of the Code. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder.

                  4.  Eligibility  and Grant of Awards  and  Options;  Committee
                  --------------------------------------------------------------
Authority.
----------

                  Subject to the provisions of the Plan, the Committee shall, in its discretion as reflected by the terms of the Awards or the Option Award
Agreements: (i) authorize the granting of Shares or Options to employees and directors of the Company Group; (ii) determine and designate from time to time those employees and directors of the Company Group to whom Shares or Options are to be granted and the number of Shares to be awarded or optioned to each employee or director; (iii) determine whether to grant Incentive Stock Options, or Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may only be granted to employees; (iv) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate; and (vi) determine the terms and conditions, including the conditions for repurchase or forfeiture and the issue price, if any, of any Award of Common Stock. In determining the eligibility of an employee or director to receive an Award or Option, as well as in determining the number of Shares to be awarded or optioned to any employee or director, the Committee may consider the position and responsibilities of the employee or director, the nature and value to the Company Group of the employee's or director's services and accomplishments, the employee's or director's present and potential contribution to the success of the Company Group and such other factors as the Committee may deem relevant. Each Option Award Agreement and each Common Stock Award shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee. An Optionee or Award recipient shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee or Award recipient pursuant to the express provisions of the Plan and the Award Agreement. The Committee shall cause each Option to be designated as an Incentive Stock Option or a Non-Qualified Stock Option.

                  5. Number of Shares Subject to Awards and Options.
                  --------------------------------------------------

                  Subject to adjustment under Section 18, Awards and Options with respect to an aggregate of no more than 150,000 Shares may be granted under the Plan. Notwithstanding the foregoing provision of this Section 5, Shares as to which an Option is granted under the Plan that remains unexercised at the expiration, forfeiture or other termination of such Option may be the subject of the grant of further Options. Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any rights of first refusal or other restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.

                  Subject to adjustment under Section 18, the maximum number of shares of Common Stock to which an Award or Option may be granted to any participant under the Plan shall be 50,000 per calendar year. The per participant limit described in this Section 5 shall be construed and applied consistently with Section 162(m) of the Code.

                  The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

                  6. Option Price.
                  ----------------

                  The Option Price shall be determined by the Committee on the date the Option is granted and reflected in the Option Award Agreement, as the same may be amended from time to time. Any particular Option Award Agreement may provide for different exercise prices for specified amounts of Shares subject to the Option. The Option Price with respect to each Incentive Stock Option shall not be less than 100% (or 110%, in the case of an individual described in Section 422(b)(6) of the Code relating to certain 10% owners) of the Fair Market Value of a Share on the day the Incentive Stock Option is granted.

                  7. Period of Option and Vesting.
                  --------------------------------

                  (a) Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term as is set forth in the applicable Option Award Agreement (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners) who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant). The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder (including the forfeiture provisions of Section 9(b)) or under the Option Award Agreement.

                  (b) Options shall vest according to the vesting schedule determined by the Committee and as provided in the Option Award Agreement. Unless otherwise provided in the Option Award Agreement or herein, no Option (or portion thereof) shall ever be exercisable if the Optionee's employment or service as a director with the Company Group has terminated before the time at which such Option would otherwise have become exercisable, and any Option that would otherwise become exercisable after such termination shall not become exercisable and shall be forfeited upon such termination. Upon and after the death of an Optionee, such Optionee's Options, if and to the extent otherwise exercisable hereunder or under the applicable Option Award Agreement after the Optionee's death, may be exercised by the Successors of the Optionee.

                  8. Exercisability Upon and After Termination of Optionee.
                  ---------------------------------------------------------

                  (a) Unless otherwise provided in the Option Award Agreement, if the Optionee is an employee of the Company Group who is neither an Executive Officer nor a director of the Company or a subsidiary of the Company, and the Optionee's employment with the Company Group is terminated:

                           (i)      Other  than  by  voluntary   termination  of
                                    service by the  Optionee or  termination  by
                                    the  Company  Group for Cause and other than
                                    by   reason   of   death,   Disability,   or
                                    Retirement, no exercise of an Option may occur after the expiration of the 3-month period following the termination, or if earlier, the expiration of the term of the Option as provided under Section 7; or

                           (ii) By reason of death, Disability or Retirement, no exercise of an Option may occur after the expiration of the 1-year period following the termination, or if earlier, the expiration of the term of the Option as provided under Section 7; or

                           (iii) Voluntarily by the Optionee or by the Company Group for Cause, the Optionee's Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

                  (b) Unless otherwise provided in the Option Award Agreement, if the Optionee is an Executive Officer or a director of the Company or a subsidiary of the Company, and the Optionee's employment or service as a director with the Company Group is terminated:

                           (i)      Other  than  by  voluntary   termination  of
                                    service by the  Optionee or  termination  by
                                    the  Company  Group for Cause and other than
                                    by   reason   of   death,   Disability,   or
                                    Retirement, no exercise of an Option may occur after the expiration of the 3-month period following the termination, or if earlier, the expiration of the term of the Option as provided under Section 7; or

                           (ii) Voluntarily by the Optionee or by reason of Disability, no exercise of an Option may occur after the 1-year period following the termination, or if earlier, the expiration of the term of the Option as provided under
                                    Section 7; or

                           (iii) By reason of death or Retirement, no exercise of an Option may occur after the expiration of the 2-year period following the termination, or if earlier, the expiration of the term of the Option as provided under Section 7; or

                           (iv)     by  the   Company   Group  for  Cause,   the
                                    Optionee's   Options,  to  the  extent  then
                                    unexercised,  shall  thereupon  cease  to be
                                    exercisable    and   shall   be    forfeited
                                    forthwith.

                  (c) Except as may  otherwise  be  expressly  set forth in this
Section 8, and except as may otherwise be expressly provided under the Option Award Agreement, no provision of this Section 8 is intended to or shall permit the exercise of the Option to the extent the Option was not exercisable upon cessation of employment or service as a director.

                  9. Exercise of Options.
                  -----------------------

                  (a) Subject to vesting and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased.

                  (b) In the event that the state or federal bank regulatory agency that has primary authority over the Company or any bank subsidiary determines that the regulated entity's capital has fallen below its minimum requirements, such agency may direct the Company to notify Optionees that any Options that are not exercised by the date specified in any such notice will expire on such date. If any such notice is given, any Option not exercised by such date shall terminate on such date.

                  (c) Without limiting the scope of the Committee's discretion hereunder, the Committee may impose such other restrictions on the exercise of Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

                  (d) If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of
Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

                  10. Payment.
                  ------------

                  (a) The aggregate Option Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:

                  (i) a certified or bank cashier's check;

                  (ii) the proceeds of a Company loan program or third-party sale program or a notice acceptable to the Committee given as consideration under such a program, in each case if permitted by the Committee in its discretion, if such a program has been established and the Optionee is eligible to participate therein;

                  (iii) if approved by the Committee in its discretion, Shares of previously owned Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price;

                  (iv) if approved by the Committee in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

                  (v) by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

                  (b) The Committee, in its discretion, may also permit the Optionee to elect to exercise an Option by receiving a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Option Price, as determined as of the day the Option is exercised.

                  (c) Except in the case of Options exercised by certified or bank cashier's check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option. Any fractional Shares resulting from an Optionee's election that is accepted by the Company shall in the discretion of the Committee be paid in cash.

                  11. Tax Withholding.
                  --------------------

                  The Committee may, in its discretion, require the Optionee or the recipient of an Award to pay to the applicable member of the Company Group at the time of exercise of any Option or receipt of any Award the amount that the Committee deems necessary to satisfy the Company's obligation to withhold federal, state or local income or other taxes incurred by reason of the exercise. Upon exercise of an Option, the Optionee may, if approved by the Committee in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Committee permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option does not give rise to an obligation by any member of the Company Group to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate. Notwithstanding anything contained in the Plan to the contrary, the Optionee's satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide Shares to the Optionee, and the failure of the Optionee to satisfy such requirements with respect to the exercise of an Option shall cause such Option to be forfeited.

                  12. Exercise by Successors.
                  ---------------------------

                  An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.

                  13. Nontransferability of Option.
                  ---------------------------------

                  Each Option granted under the Plan shall by its terms be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his or her death.

                  14.  Right of First  Refusal;  Right of  Repurchase;  Transfer
                  --------------------------------------------------------------
Restrictions.
-------------

                   (a) At the time of grant, the Committee may provide in connection with any grant made under the Plan that Shares received in connection with Options shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Committee may specify at the time of grant or (if permitted by the Award Agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at the Fair Market Value of the Shares (unless otherwise provided in the Award Agreement), or, otherwise at a price determined by, or under a formula set by, the Committee at the time of grant or (if permitted by the Option Award Agreement) thereafter, subject to such other terms and conditions as the Committee may specify at the time of grant.

                  (b) Any Shares issued pursuant to an Option shall be subject to such transfer restrictions as may be set forth in the Option's Award Agreement (including, without limitation, the requirement that any Shares acquired prior to the time such Shares are registered under the Securities Act or an exemption therefrom is available, be assigned and subject to a voting trust with terms determined by the Committee).

                  15. Regulations and Approvals.
                  ------------------------------

                  (a) The obligation of the Company to sell Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                  (b) The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options.

                  (c) Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

                  (d) In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

                  16. Administrative Rules; Interpretation.
                  -----------------------------------------

                  The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Committee may
(i) determine (A) the conditions under which an Optionee will be considered to have retired or become disabled and (B) whether any Optionee has done so; (ii) establish or assist in the establishment of a program (which need not be administered in a nondiscriminatory or uniform manner) under which the Company or a third party may make bona-fide loans on arm's-length terms to any or all Optionees to assist such Optionees with the satisfaction of any or all of the obligations that such Optionees may have hereunder or under which third-party sales may be made for such purpose (including, without limitation, a loan program under which the Company or a third party would advance the aggregate Option Price to the Optionee and be repaid with Option stock or the proceeds thereof and a sale program under which funds to pay for Option stock are delivered by a third party upon the third party's receipt from the Company of stock certificates); (iii) determine the extent, if any, to which Options or Shares shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (iv) interpret the Plan, the Option Award Agreements hereunder and the Awards of Common Stock hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law; and (v) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. The Committee may in the Option Award Agreement provide that the Optionee shall notify the Company of the failure to meet any holding period requirement under the Code applicable to Shares received upon the exercise of an Incentive Stock Option. Unless otherwise expressly provided hereunder, the Committee, with respect to any Option, may exercise its discretion hereunder at the time of the award or thereafter. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding upon all persons.

                  17.      Amendments.
                  ---      -----------

                  The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect an Optionee with respect to Options previously granted or the recipient of an Award with respect to Awards previously granted unless such amendments are in connection with compliance with applicable laws; provided that the Board may not make any amendment in the Plan that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement of applicable law or regulation, unless and until the approval of the holders of such Common Stock is obtained. Without limiting the generality of the foregoing, the Committee may (subject to such considerations as may arise under Section 16 of the Exchange Act, or under other corporate, securities or tax laws) take any steps it deems appropriate, that are not inconsistent with the purposes and intent of the Plan, or to take into account the provisions of Section 162(m) of the Code.

                  18. Changes in Capital Structure.
                  ---------------------------------

                  In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or, in case the property or stock of the Company is acquired by any other corporation, or in case of a reorganization or liquidation of the Company, the Committee shall, as to outstanding Options, either (i) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock, provided only that the excess of the aggregate fair market value of the shares subject to any Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, (ii) upon written notice to the Optionees, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or such Options will be terminated, or (iii) upon written notice to the Optionees, provide that the Company or the merged, consolidated or otherwise reorganized corporation shall have the right, upon the effective date of any such merger, consolidation, sale of assets or reorganization, to purchase all Options held by each Optionee and unexercised as of that date at an amount equal to the aggregate fair market value on such date of the shares subject to the Options held by such Optionee over the aggregate purchase price therefor, such amount to be paid in cash or, if stock of the merged, consolidated or otherwise reorganized corporation is issuable in respect of the shares of the Common Stock, then, in the discretion of the Committee, in stock of such merged, consolidated or otherwise reorganized corporation equal in fair market value to the aforesaid amount. In any such case the Committee shall, in good faith, determine fair market value and may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates. In the event of any such transaction noted above, the Committee shall have discretion to take any action with respect to Awards of Common Stock, including but not limited to acceleration of any vesting provisions, termination of repurchase rights, substitution on an equitable basis of appropriate stock of the successor in the transaction or notification of such Award holders that such Awards will terminate as to unvested shares as of the date specified in such notice.

                  Notwithstanding any other provision hereof, unless otherwise provided in the Award or in the Option Award Agreement, if a Change of Control shall occur, any Option or Award previously granted to a director or Executive Officer of the Company shall automatically vest in full and become immediately exercisable in full .

                  If a Change in Control shall occur, but subject to the immediately preceding paragraph, then the Committee as constituted immediately before the Change in Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control (including, without limitation, the substitution of stock other than stock of the Company as the stock optioned hereunder, and the acceleration of the exercisability of the Options and Awards).

                  The judgment of the Committee with respect to any matter referred to in this Section 18 shall be conclusive and binding upon each Optionee without the need for any amendment to the Plan.

                  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares or other similar change in capitalization, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-participant limit set forth in Section 5, (iii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iv) the number of shares covered by and the terms of each outstanding Award shall be appropriately adjusted by the Committee (or substitute Awards may be made, if applicable) to the extent the Committee shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this paragraph applies and the first paragraph of this Section 18 also applies to such event, the first paragraph of Section 18 shall govern.

                  19. Notices.
                  ------------

                  All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Optionee, shall be delivered personally, sent by facsimile transmission or mailed to the Optionee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 19.

                  20. Rights as Shareholder.
                  --------------------------

                  Neither the Optionee nor any person entitled to exercise the Optionee's rights in the event of death shall have any rights of a shareholder with respect to the Shares subject to an Option, except to the extent that a certificate for such Shares shall have been issued upon the exercise of the Option as provided for herein.

                  21. Rights to Employment
                  ------------------------

                  Nothing in the Plan or in any Award or Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or to continue as a director of the Company or interfere in any way with the right of the Company and its shareholders to terminate the individual's employment or service as a director at any time.

                  22. Exculpation and Indemnification.
                  ------------------------------------

                  The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the negligence, bad faith, willful misconduct or criminal acts of such persons.

                  23. Captions.
                  -------------

                  The use of captions in this Plan is for convenience. The captions are not intended to and do not provide substantive rights.

                  24. Severability.
                  -----------------

                  The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect.

                  25. Governing Law.
                  ------------------

                  The Plan shall be governed by the laws of Connecticut, without reference to principles of conflict of laws.